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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      February 7, 2000 (January 21, 2000)
                      -----------------------------------



                                  AMSURG CORP.
             (Exact Name of Registrant as Specified in its Charter)

           TENNESSEE                       000-22217             62-1493316
(State or other jurisdiction of           (Commission         (I.R.S. employer
incorporation or organization)           File Number)        identification no.)

              20 BURTON HILLS BOULEVARD
                NASHVILLE, TENNESSEE                                37215
      (Address of principal executive offices)                   (Zip code)


                                 (615) 665-1283
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On January 21, 2000, AmSurg Glendale, Inc. ("AmSurg"), a subsidiary of AmSurg Corp., acquired from R. Phillip Doss (the "Seller"), the general partner of American Surgery Centers of Glendale, Ltd. (the "Partnership"), a California limited partnership, an undivided interest in a portion of the assets that the Seller received from the Partnership in connection with its dissolution, which constituted an undivided fifty-one percent interest in the assets comprising the business operations of an ambulatory surgery center (the "Center") in Glendale, California.

       Pursuant to the terms of the Agreement of Dissolution of Partnership and Asset Purchase (the "Agreement") dated January 21, 2000, by and among AmSurg, the Seller and the limited partners of the Partnership, AmSurg paid an initial purchase price of $4,628,335 in cash to the Seller, subject to adjustment as set forth in the Agreement. The cash used in the purchase transaction was provided primarily from borrowings under the Company's revolving credit agreement with SunTrust Bank, Nashville. The consideration paid to the Seller was determined through arm's-length negotiations between AmSurg and the Seller. Following the asset purchase, AmSurg and the partners of the Partnership contributed their respective ownership interests in the assets of the Center to The Glendale Ophthalmology ASC, L.P., a Tennessee limited partnership, and received a 51% and 49% ownership interest therein, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       It is impractical to provide at this time the financial statements and pro forma financial information required by Items 7(a) and 7(b). The Company anticipates filing this information in an amendment to this Form 8-K on or prior to April 5, 2000.

(c)      Exhibits:

         2.1 Agreement of Dissolution of Partnership and Asset Purchase dated January 21, 2000 by and among AmSurg Glendale, Inc.,
                  R. Phillip Doss and the limited partners of American Surgery Centers of Glendale, Ltd.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     AMSURG CORP.



                                     By: /s/  Claire M. Gulmi
                                         ---------------------------------------
                                         CLAIRE M. GULMI
                                         Senior Vice President and Chief
                                         Financial Officer (Principal
                                         Financial and Duly Authorized Officer)

Date:  February 7, 2000



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                                INDEX TO EXHIBITS

      EXHIBIT
       NUMBER                             DESCRIPTION
       ------                             -----------

         2.1 Agreement of Dissolution of Partnership and Asset Purchase dated January 21, 2000 by and among AmSurg Glendale, Inc.,
                  R. Phillip Doss and the limited partners of American Surgery Centers of Glendale, Ltd.




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